Supplement Dated November 30, 2010
to
Prospectus and Statement of Additional Information Dated May 1, 2002
for
First Foundation

issued by
Zurich American Life Insurance Company
(formerly known as Kemper Investors Life Insurance Company)
through its
ZALICO Variable Separate Account – 2
(formerly known as KILICO Variable Separate Account – 2)

This Supplement updates certain information in your variable life policy ("Policy") Prospectus.  Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective August 22, 2010, the Board of Directors (the “Board”) of Kemper Investors Life Insurance Company (“KILICO”), the insurance company that issued your Policy, changed KILICO’s name to Zurich American Life Insurance Company (“ZALICO”).  As a result of the name change, on November 2, 2010, the Board changed the name of KILICO Variable Separate Account –  2, the separate account supporting your Policy, to ZALICO Variable Separate Account – 2.

Below are two tables showing the former and new insurance company names, and the former and new separate account names which relate to your Policy:

Insurance Company
Former Name	New Name
Kemper Investors Life Insurance Company or “KILICO”	Zurich American Life Insurance Company or “ZALICO”

Separate Account
Former Name	New Name
KILICO Variable Separate Account – 2	ZALICO Variable Separate Account – 2

As a result of the insurance company and separate account name changes, all references to Kemper Investors Life Insurance Company and KILICO are deleted from your Prospectus and replaced with references to Zurich American Life Insurance Company and ZALICO, respectively.  In addition, all references to KILICO Variable Separate Account – 2 are deleted from your Prospectus and replaced with ZALICO Variable Separate Account – 2.

INSURANCE COMPANY NAME CHANGE
The change in name of the insurance company from KILICO to ZALICO does not change or alter any of the terms or provisions of your Policy.  ZALICO will continue to honor all its obligations under your Policy.  ZALICO remains organized under the laws of the State of Illinois.  ZALICO continues to be a wholly-owned subsidiary of Kemper Corporation and an indirect wholly-owned subsidiary of Zurich Group Holding and Zurich Financial Services.

SEPARATE ACCOUNT NAME CHANGE
The change in name of the separate account does not change the status, duties, or obligations of the ZALICO Variable Separate Account – 2 under federal or state laws.  ZALICO Variable Separate Account – 2 remains registered with the Securities and Exchange Commission as a unit investment trust and remains subject to the same duties, obligations, and restrictions under the Investment Company Act of 1940 and state insurance laws.

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If you have any questions regarding this Supplement, please call Benefit Finance Partners, LLC at 314-729-2210,  or write at Six CityPlace Drive, Suite 400, St. Louis, MO 63141.